UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 19, 2026
ARRAY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39613	83-2747826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3901 Midway Place NE
Albuquerque, New Mexico 87109
(Address of Principal Executive Offices, and Zip Code)
(505) 881-7567
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	ARRY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 19, 2026, Array Technologies, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The final results for the proposals submitted for a vote of stockholders are set forth below. The proposals below are all described in more detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on April 7, 2026.

Proposal No. 1 – The Company’s stockholders elected the three nominees listed below to the Company’s Board of Directors (the "Board") to each serve three-year terms expiring at the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal, with the voting results as follows:

Nominee	For	Withheld	Broker Non-Votes
Brad Forth	73,039,551	46,566,140	10,194,673
Kevin Hostetler	118,855,894	749,797	10,194,673
Gerrard Schmid	116,558,837	3,046,854	10,194,673

Proposal No. 2 – The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, with the voting results as follows:

For	Against	Abstentions
129,535,975	109,149	155,240

Proposal No. 3 – The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers, with the voting results as follows:

For	Against	Abstentions	Broker Non-Votes
99,437,704	17,518,712	2,649,275	10,194,673

Proposal No. 4 – The Company’s stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Company’s Board and phase-in annual director elections, with the voting results as follows:

For	Against	Abstentions	Broker Non-Votes
119,363,402	167,054	75,235	10,194,673

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Array Technologies, Inc.

Date: May 20, 2026	By:	/s/ Gina K. Gunning
	Name:	Gina K. Gunning
	Title:	Chief Legal Officer and Corporate Secretary